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                             AIM EQUITY FUNDS, INC.

                          AIM Capital Development Fund

                    Supplement dated October 2, 1998 to the
        Prospectus dated February 27, 1998, as supplemented July 1, 1998

The following paragraphs should be inserted under the heading of "RISK FACTORS REGARDING FOREIGN SECURITIES--Currency Risk" on page 9 of the prospectus:

        "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

        The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund."

The following paragraph should be inserted as a new item under "INVESTMENT PROGRAM," before "Risk Factors Regarding Foreign Securities" on page 9 of the prospectus:

        "FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of on futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities."

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The second paragraph under "Portfolio Managers" on page 13 of the prospectus is hereby deleted in its entirety and replaced with the following:

        "Edgar M. Larsen and Paul J. Rasplicka are primarily responsible for the day-to-day management of Capital Development. Mr. Larsen is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1996. Mr. Larsen has been associated with AIM and/or its subsidiaries since 1996 and began his investment career in 1966. Prior to 1996, Mr. Larsen was Senior Vice President of John Hancock Advisers, Inc. in Houston and the portfolio manager of that firm's emerging growth fund. Mr. Rasplicka has been responsible for the Fund since 1998. Mr. Rasplicka has been associated with AIM and/or its subsidiaries since 1998 and began his investment career in 1982. Prior to 1998, Mr. Rasplicka was a portfolio manager of Institutional Trust Company, an affiliate of AIM from 1994 to 1998, and a Vice President of Chase Investment Counsel from 1992 to 1994."